EATON VANCE EQUITY RESEARCH FUND Supplement to Prospectus dated March 1, 2007

Effective November 1, 2007, Charles Gaffney will replace Walter A. Row, III as the investment team leader of the Eaton Vance Equity Research Fund. Mr. Gaffney has been a member of the Fund’s investment team and a Vice President of Eaton Vance since December, 2003. Prior to joining Eaton Vance he was an equity analyst at Brown Brothers Harriman for more than three years.

October 22, 2007	ERPS